providing optimized global transportation of drybulk commodities Earnings Presentation Fourth Quarter 2019 5 March 2020

Disclaimer This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as “believe,” “estimate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management’s current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels’ estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors which could include the following: (i) changes in demand in the drybulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of drybulk vessel newbuilding orders or lower than anticipated rates of drybulk vessel scrapping; (iii) changes in rules and regulations applicable to the drybulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities including without limitation the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”); (v) changes in trading patterns significantly impacting overall drybulk tonnage requirements; (vi) changes in the typical seasonal variations in drybulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) significant deteriorations in charter hire rates from current levels or the inability of the Company to achieve its cost-cutting measures; and (xi) the outcome of legal proceeding in which we are involved; and other factors listed from time to time in our filings with the Securities and Exchange Commission. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable security laws. 2

Agenda 1 Highlights 2 Financial Summary 3 Industry Review * Appendix 3

Highlights

FY19 TCE Outperformance of USD 1,319 per Day Eagle Revenue + Cost Performance $14,000 1q20 - 85% 1,200 Fixed $12,142 $11,014 $12,000 $11,453 $11,281 $11,292 $11,052 1,000 $10,452 $10,300 $9,607 $9,731 $10,000 $9,142 $8,660 800 $7,825 $8,000 600 $6,000 $6,049 $5,670 400 $4,000 $4,425 $2,938 200 $2,000 $- 0 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 1q20e TC-in Days (RHS) Adj. net BSI Eagle TCE Eagle OPEX+G&A ▪ TCE relative performance is benchmarked against Adj. net BSI = gross BSI net of commission, adjusted for owned-fleet makeup. BSI-52 index used up through 4q18, and BSI-58 index used as from 1q19. 1q20 EGLE TCE and TC-in days fixed to date as of March 3, 2020. G&A 5 excludes stock-based compensation. Please refer to Appendix for TCE definition and reconciliation

Eagle Benefiting from Lower Fuel Costs

Fuel Prices (USD per MT)



$800
$700
$600
$500
$400
$300
$200
$100
$0
Historical Prices
Forward Curve
Fuel cost for non scrubber-fitted ships
VLSFO
FY20 fuel cost (actual + forward curve) spread benefit for scrubber-fitted ships currently at ~USD 157/MT
HSFO
Fuel cost for scrubber-fitted ships
IMO 2020
Implementation Date
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20

EAGLE BULK

- Source: Clarksons and DNB. Solid line represents average of historical prices at Fujairah, Houston, Rotterdam, and Singapore. Dotted line represents forward price curve for Rotterdam/Singapore as of March 3, 2020

6

Historical EBITDA Adjusted EBITDA $30 $14,000 TCE Outperformance contributed ~42% of Adjusted EBITDA during the twelve months ending Dec 31, 2019 $25 $23.5 $21.1 $20.2 $12,000 $20 $18.8 $17.2 $15.4 $15 $13.2 $10,000 $10.4 $9.3 $9.8 $10 $8.4 $4.6 BSI $5 $8,000 $- Adjusted EBITDA millions) (in EBITDA Adjusted $6,000 $(5) $(3.4) $(2.0) $(6.7) $(10) $4,000 $(15) $(14.5) $(20) $2,000 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 Core Business TCE Outperformance TCE Underperformance Adj. Net BSI (RHS) ▪ Please refer to Appendix for definition of Adjusted EBITDA and reconciliation ▪ Core Business reflects EBITDA based on index commercial performance (i.e. no out/under-performance) less OPEX and cash G&A 7

Financial Summary

Earnings

USD in Thousands except EPS	4q19	3q19	4q18	FY 2019	FY 2018
Revenues, net of commissions	$ 71,486	$ 74,110	$ 86,692	$ 292,378	$ 310,094
Operating expenses					
Voyage expenses	21,442	19,446	24,721	87,701	79,566
Charter hire expenses	8,152	11,346	10,210	42,169	38,046
Vessel expenses	22,336	19,954	20,112	82,342	81,336
Depreciation and amortization	11,322	10,056	9,708	40,546	37,717
General and administrative expenses	10,140	8,451	8,464	35,042	36,156
Other operating expense	1,125	-	-	1,125	-
Gain on sale of vessels	66	(971)	6	(5,979)	(335)
Total operating expenses	74,583	68,281	73,220	282,947	272,487
Operating income / (loss)	(3,096)	5,829	13,472	9,431	37,607
Other expenses					
Interest expense,net - cash	7,047	6,341	5,793	24,926	23,245
Interest expense - debt discount & deferred financing[1]	1,519	1,136	480	3,784	1,914
Loss/(Gain) on derivatives	(490)	2,915	713	150	(126)
Loss on debt extinguishment	-	-	-	2,268	-
Total other expenses, net	8,075	10,392	6,986	31,128	25,032
Net income / (loss)	$ (11,171)	$ (4,563)	$ 6,486	$ (21,697)	$ 12,575
Weighted average shares outstanding (Basic)	71,479	71,350	71,034	71,366	70,665
EPS (Basic)	$ (0.16)	$ (0.06)	$ 0.09	$ (0.30)	$ 0.18
Adjusted EBITDA[2]	$ 9,780	$ 13,154	$ 23,489	$ 48,675	$ 83,641

EAGLE BULK

1 – Includes non-cash interest expense related to the amortization of the equity component of the convertible bond of $0.6 million for 3q19, $0.9 million for 4q19, and $1.5 million for full year 2019.
2 – Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA

9

Balance Sheet + Liquidity

Liquidity Position (USD thousands)

Cash[1]	59,130
Undrawn availability	70,000
Total Liquidity	129,130

Balance Sheet (USD thousands)

Cash[1]	59,130
Accounts Receivable	19,983
Inventory	15,824
Other current assets	5,671
Vessels, net	835,959
Right of use assets - lease	20,410
Other assets	45,110
Total assets	1,002,087
Accounts payable	13,483
Current liabilities	39,766
Debt (including $35.7m current)[2]	445,777
Lease liability ($13.3m current)	21,558
Total Liabilities	520,584
Stockholder's Equity	481,503
Total Liabilities and Stockholder's Equity	1,002,087

Liquidity Trend (USD millions)



$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19
Revolver Availability
Cash (Includes Restricted Cash)

Net Debt/Adjusted EBITDA[3] (USD millions)



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
10
8
6
4
2
0
2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19
Net Debt
Adj EBITDA Annualized
Net Debt/Annualized Adj EBITDA (RHS)

[1] – Cash balance includes cash, cash equivalents and restricted cash. [2] – Debt is net of $28.9m of debt discount and deferred financing costs
[3] – Adj EBITDA Annualized is basis quarterly figure * 4 for 2q17-3q18, and basis trailing four quarters (TFQ) starting 4q18. Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA and further information relating to the use of TFQ for Adj. EBITDA versus annualized Adj. EBITDA

EAGLE BULK

10

Cash Flow 4q19 Cash Flows ($ Millions) FY 2019 Cash Flows ($ Millions) ▪ Cash balances at beginning and end of period include 1) cash, 2) cash equivalents, and 3) restricted cash 11

Cash Breakeven per Vessel per Day FY 2019 4q19 FY 2018 OPERATING Vessel Expenses $ 4,859 $ 5,008 $ 4,725 Drydocking 702 1,310 484 G&A* 1,681 1,663 1,566 Total Operating 7,243 7,981 6,775 DEBT SERVICE Interest Expense 1,471 1,580 1,351 Debt Principal Repayment 1,366 2,029 232 TOTAL CASH BREAKEVEN $ 10,080 $ 11,589 $ 8,358 4q19 Cash Breakeven by Category G&A Drydocking 15% 11% Debt Service 31% Vessel Expenses 43% ▪ G&A excludes stock-based compensation for all periods shown. G&A for 4q19 and FY 2019 excludes certain non-recurring expenses. 12

Industry Review

Historical Spot Rates + Forward Curve Baltic Supramax Index (BSI-58) $20,000 $18,000 $16,000 $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $- Feb-17 May-17 Aug-17 Nov-17 Feb-18 May-18 Aug-18 Nov-18 Feb-19 May-19 Aug-19 Nov-19 Feb-20 May-20 Aug-20 Nov-20 BSI-58 Atlantic Pacific FFA ▪ Source(s): Clarksons. Forward curve as of March 4, 2020 ▪ Atlantic market calculated based on BSI routes S4A and S4B. Pacific market calculated based on routes S2, S8, and S10. 14

Atlantic vs. Pacific Monthly Supramax Performance

Historical Monthly Data

- Monthly Atlantic TCE premium vs Pacific peaked in January at a 15-year high of USD 6,435 per day
  - In the Pacific, January was at lowest level since February 2016
  - In the Atlantic, 1q20 to date has been above 4-year average for 1st quarter
- Pacific market appears to be stabilizing as Chinese economy begins to come back on-line



Atlantic v Pacific Relative Premium (%)
200%
150%
100%
50%
0%
-50%
Feb-09, 154%
Jan-11, 132%
Dec-11, 161%
Jun-12, 150%
Jan-14, 158%
Jan-17, 148%
Jan-20, 174%
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20

EAGLE BULK

- Source(s): Clarksons. Based on BSI-58 Aug 2015 (inception of index) and BSI-52 for prior dates.
- BSI-52: Atlantic market calculated based on BSI routes S4A and S4B. Pacific market calculated based on route S2.
- BSI-58: Atlantic market calculated based on BSI routes S4A and S4B. Pacific market calculated based on routes S2, S8, and S10.

15

Supramax/Ultramax 2020f Net Fleet Growth ~2.4% Drybulk Deliveries + Scrapping (DWT) 100 Net Fleet Growth Supramax Drybulk / Ultramax 80 2019e 3.9% 3.7% 2020f 3.4% 2.4% 60 2021f 1.5% 0.8% 40 20 0 -20 -40 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019e 2020f 2021f Total Deliveries Total Demolition Drybulk Net Supply Supramax/Ultramax Net Supply ▪ Figures are in million DWT ▪ Source(s): Clarksons (February 2020) 16

Minor Bulk Demand Leading Drybulk Growth Drybulk Trade (DT) vs. Global GDP 14.0% 2.75 12.0% 2.25 10.0% 8.0% 1.75 6.0% 1.25 4.0% 2.0% 0.75 0.0% 0.25 -2.0% -4.0% (0.25) 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020f 2021f DT / GDP ratio (RHS) GDP Y/Y % (LHS) DT Y/Y % (LHS) DT/GDP ratio avg.(RHS) Annualized Growth Rates 3-yr avg Last Current Next 2016-18 2019 2020f 2021f Global GDP 3.6% 2.9% 3.3% 3.4% NOTE: IMF GDP forecast as of China 6.7% 6.1% 6.0% 5.8% Jan 2020, before adjustment India 7.4% 4.8% 5.8% 6.5% for COVID-19 impact Dry Bulk Trade 2.6% 0.8% 1.9% 1.8% Iron Ore 2.7% -1.4% 2.2% 1.2% Coal 3.6% 2.1% 0.9% 0.7% Grains 3.4% 0.6% 2.3% 3.1% Minor Bulk 2.1% 1.6% 2.1% 2.7% ▪ Source(s): Clarksons (February 2020), IMF (January 2020) ▪ Drybulk Trade growth in top chart adjusted for ton miles 17 ▪ Drybulk Trade / Global GDP ratio for 2009 excluded from historical average calculation

APPENDIX

Eagle 2019 Cargo Mix Cargo Mix by Quarter Cargo Mix (LTM) 1q19 2q19 3q19 4q19 LTM Forest Coal 14% 26% 21% 24% 21% Products, 2% Grain 11% 13% 17% 13% 13% Agriculture Products, 4% Iron Ore 4% 2% 5% 6% 4% Fertilizer, 5% Total Major Bulk 28% 41% 43% 43% 39% Coal, 21% Coke, 6% Minerals 24% 19% 21% 14% 19% Metal & Ore 15% 11% 11% 11% 12% Steel Products 5% 7% 5% 6% 6% Cement 6% 9% 6% 8% 8% Cement, 8% Coke 6% 4% 8% 7% 6% Fertilizer 10% 2% 2% 7% 5% Agriculture Products 4% 4% 3% 2% 4% Steel Forest Products 2% 3% 1% 2% 2% Products, 6% Grain, 13% Other 0% 0% 0% 0% 0% Total Minor Bulk 72% 59% 57% 57% 61% Metal & Ore, Iron Ore, 4% 12% Minerals, 19% Minor Bulks ~61% Major Bulks ~39% 19

Corporate Structure Eagle Bulk Shipping Inc. (Parent | NASDAQ: EGLE) Convertible Bond: USD 114m Eagle Bulk Mgmt. LLC 100% 100% 100% 100% Eagle Bulk Shipco LLC Eagle Bulk Ultraco LLC Eagle Bulk Holdco LLC 24 vessels 24 vessels 2 vessels Bond: USD 188m TL: USD 173m Un-encumbered RCF: USD 15m available RCF: USD 55m available EBSC debt is non- recourse to the parent All management services (strategic / commercial / operational / technical / administrative) are performed in house by Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent ▪ All figures as of December 31, 2019. 20

Eagle Debt Terms PARENT Eagle Bulk Shipping Inc. ISSUER/ Eagle Bulk Shipping Inc. Eagle Bulk Shipco LLC Eagle Bulk Ultraco LLC BORROWER LOAN TYPE Convertible Note Bond RCF Term Loan RCF AMOUNT USD 114m USD 200m USD 15m USD 188m USD 55m OUTSTANDING USD 114m USD 188m - USD 173m - Super Senior SECURITY Senior Unsecured Senior Secured Senior Secured Secured Ringfenced and non-recourse to the RECOURSE Parent Guarantee Parent Guarantee Parent COLLATERAL N/A 24 vessels + USD 5.4m restricted cash 24 vessels INTEREST RATE 5.0% fixed 8.25% fixed L+200bps L+250bps DATE CLOSED July 2019 November 2017 January 2019 TENOR 5 years 5 years 5 years MATURITY 2024 2022 2024 USD 21.0m - 1st yr (starting Apr 2019) AMORTIZATION N/A USD 8m/year N/A USD 29.2m/year thereafter 178.1737 shares common stock per CONVERSION USD 1,000 principal (approx. share N/A N/A price of USD 5.61) ▪ All figures as of December 31, 2019. 21

Owned Fleet

Total Fleet:	50 Vessels	2946 DWT (MT, thousands)	8.7 Yrs Old					
Eagle Bulk Shipco LLC			**Eagle Bulk Ultraco LLC**			**Eagle Bulk Holdco LLC**		
Vessel	Built	DWT	Vessel	Built	DWT	Vessel	Built	DWT
1 Singapore Eagle	2017	63.4	1 Copenhagen Eagle	2015	63.5	1 Hong Kong Eagle	2016	63.5
2 Shanghai Eagle	2016	63.4	2 Sydney Eagle	2015	63.5	2 Santos Eagle	2015	63.5
3 Stamford Eagle	2016	61.5	3 Dublin Eagle	2015	63.5			
4 Sandpiper Bulker	2011	57.8	4 New London Eagle	2015	63.1			
5 Roadrunner Bulker	2011	57.8	5 Cape Town Eagle	2015	63.7			
6 Puffin Bulker	2011	57.8	6 Westport Eagle	2015	63.3			
7 Petrel Bulker	2011	57.8	7 Hamburg Eagle	2014	63.3			
8 Owl	2011	57.8	8 Madison Eagle	2013	63.3			
9 Oriole	2011	57.8	9 Greenwich Eagle	2013	63.3			
10 Egret Bulker	2010	57.8	10 Groton Eagle	2013	63.3			
11 Crane	2010	57.8	11 Fairfield Eagle	2013	63.3			
12 Canary	2009	57.8	12 Southport Eagle	2013	63.3			
13 Bittern	2009	57.8	13 Rowayton Eagle	2013	63.3			
14 Stellar Eagle	2009	56.0	14 Mystic Eagle	2013	63.3			
15 Crested Eagle	2009	56.0	15 Stonington Eagle	2012	63.3			
16 Crowned Eagle	2008	55.9	16 Nighthawk	2011	57.8			
17 Jaeger	2004	52.5	17 Martin	2010	57.8			
18 Cardinal	2004	55.4	18 Kingfisher	2010	57.8			
19 Skua	2003	53.4	19 Jay	2010	57.8			
20 Shrike	2003	53.3	20 Ibis Bulker	2010	57.8			
21 Tern	2003	50.2	21 Grebe Bulker	2010	57.8			
22 Osprey I	2002	50.2	22 Gannet Bulker	2010	57.8			
23 Goldeneye	2002	52.4	23 Imperial Eagle	2010	56.0			
24 Hawk I	2001	50.3	24 Golden Eagle	2010	56.0			
24 Vessels		1,352	24 Vessels		1,467	2 Vessels		127

EAGLE BULK

- Eagle fleet count as of December 2019

22

TCE Reconciliation

$ Thousands except TCE and days	1q16	2q16	3q16	4q16	1q17	2q17	3q17	4q17
Revenues, net	$ 21,278	$ 25,590	$ 35,788	$ 41,836	$ 45,855	$ 53,631	$ 62,711	$ 74,587
Less:								
Voyage expenses	(9,244)	(7,450)	(11,208)	(14,192)	(13,353)	(13,380)	(17,463)	(18,155)
Charter hire expenses	(1,489)	(1,668)	(3,822)	(5,866)	(3,873)	(6,446)	(9,652)	(11,312)
Reversal of one legacy time charter	1,045	793	670	432	(302)	584	329	426
Realized gain/(loss) - Derivatives	-	-	(449)	(113)	-	83	248	(349)
TCE revenue	$ 11,590	$ 17,265	$ 20,979	$ 22,097	$ 28,326	$ 34,473	$ 36,173	$ 45,197
Owned available days *	3,945	3,902	3,700	3,653	3,620	3,771	4,177	4,324
TCE	$ 2,938	$ 4,425	$ 5,670	$ 6,049	$ 7,825	$ 9,142	$ 8,660	$ 10,452

$ Thousands except TCE and days	1q18	2q18	3q18	4q18	1q19	2q19	3q19	4q19
Revenues, net	$ 79,371	$ 74,939	$ 69,093	$ 86,692	$ 77,390	$ 69,391	$ 74,110	$ 71,486
Less:								
Voyage expenses	(22,515)	(17,205)	(15,126)	(24,721)	(25,906)	(20,907)	(19,446)	(21,442)
Charter hire expenses	(10,268)	(10,108)	(7,460)	(10,209)	(11,492)	(11,179)	(11,346)	(8,152)
Reversal of one legacy time charter	(86)	(404)	497	(226)	(414)	767	(120)	(270)
Realized gain/(loss) - Derivatives	117	345	284	(211)	(475)	861	(806)	294
TCE revenue	$ 46,619	$ 47,567	$ 47,288	$ 51,326	$ 39,102	$ 38,933	$ 42,393	$ 41,917
Owned available days *	4,218	4,153	4,192	4,227	4,070	4,001	3,849	3,712
TCE	$ 11,052	$ 11,453	$ 11,281	$ 12,142	$ 9,607	$ 9,731	$ 11,014	$ 11,292

EAGLE BULK

- Please see the Definitions slide in the Appendix for an explanation of Owned Available Days

23

EBITDA Reconciliation

USD in Thousands	1q16	2q16	3q16	4q16	1q17	2q17	3q17	4q17
Net Income / (Loss)	$(39,279)	$(22,496)	$(19,359)	$(142,389)	$(11,068)	$ (5,888)	$(10,255)	$(16,584)
Less adjustments to reconcile:								
Interest expense	2,818	4,903	7,434	6,644	6,445	6,859	7,837	8,236
Interest income	(3)	-	(88)	(124)	(190)	(186)	(143)	(133)
EBIT	(36,464)	(17,593)	(12,013)	(135,868)	(4,813)	785	(2,561)	(8,481)
Depreciation and amortization	9,397	9,654	9,854	9,979	7,493	8,021	8,981	9,196
EBITDA	(27,068)	(7,939)	(2,159)	(125,889)	2,680	8,805	6,420	715
Less adjustments to reconcile:								
Stock-based compensation	827	842	(735)	1,273	2,171	2,478	2,350	1,740
One-time and non-cash adjustments	11,756	436	(509)	122,656	(297)	(1,977)	(373)	14,764
Adjusted EBITDA*	$(14,486)	$ (6,661)	$ (3,403)	$ (1,961)	$ 4,553	$ 9,307	$ 8,397	$ 17,219

USD in Thousands	1q18	2q18	3q18	4q18	1q19	2q19	3q19	4q19
Net Income / (Loss)	$ 53	$ 3,451	$ 2,585	$ 6,486	$ 29	$ (5,992)	$ (4,563)	$(11,171)
Less adjustments to reconcile:								
Interest expense	6,261	6,387	6,574	6,521	6,762	6,733	8,117	8,965
Interest income	(95)	(112)	(129)	(248)	(434)	(393)	(640)	(400)
EBIT	6,219	9,726	9,030	12,759	6,357	348	2,914	(2,606)
Depreciation and amortization	9,276	9,272	9,460	9,708	9,407	9,761	10,056	11,322
EBITDA	15,495	18,998	18,490	22,467	15,764	10,109	12,970	8,715
Less adjustments to reconcile:								
Stock-based compensation	3,511	2,410	2,100	1,187	1,445	1,227	1,155	998
One-time and non-cash adjustments	(170)	(276)	(406)	(165)	(1,838)	(967)	(971)	66
Adjusted EBITDA*	$ 18,835	$ 21,132	$ 20,184	$ 23,489	$ 15,372	$10,370	$ 13,154	$ 9,780

EAGLE BULK

- Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA

24

Cash From Operating Activities Cash Flow from Operations - Quarterly ($ Millions)2Q17 ($ Millions) 16 15 14 13 12 12 12 12 10 10 10 7 7 7 8 5 6 2 3 3 - (2) (4) (3) (5) (4) (7) (7) (10) (13) (20) (24) 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 Cash flow from operations ex Changes in operating assets and liabilities 25

Drydock and Scrubber Schedule Forecast Capital Expenditure, Offhire Days* 231 66 165 45 242 118 $20.9 $14.5 $11.8 $7.3 $4.1 $3.3 1q20 2q20 3q20 4q20 2021 2022 Drydock Capex BWTS Capex Scrubber Capex Offhire Days Scrubber Completion Schedule 50 45 12 12 12 12 9 16 40 22 35 32 30 37 44 41 25 20 38 38 38 38 41 34 15 28 10 18 5 13 6 9 0 Nov 1 Nov 15 Dec 1 Dec 15 Jan 1 Jan 15 Feb 1 Feb 15 Mar 1 Mar 15 Mar 31 Scrubber Commissioned Non-scrubber Actual duration of off-hire days will vary based on the condition of the vessel, yard schedules and other factors. 1q20 includes known unscheduled offhire days as of March 4, 2020. Actual costs will vary based on various factors, including where the drydockings are actually 26 performed. BWTS and Scrubbers require advance payments as per the contract terms.

Evaluating TCE Relative Performance

This page is meant to assist analysts/investors on how to potentially evaluate and forecast vessel/fleet TCE relative performance within the Supramax/Ultramax segment

- Since the Supramax/Ultramax segment is comprised of a number of different ship types / sizes / designs, TCE generation ability can differ significantly from the standard vessel used to calculate the BSI-58 benchmark
- For example, a 2013-built Chinese 60-65k DWT Ultramax should be expected to earn a significant premium to a 2013-built 55-60k Supramax, particularly given the incremental cost of the 60-65k DWT vessel
- **Ultimately, it's about yield –** the expected earnings ability of a vessel versus its cost

Supramax/Ultramax TCE Performance Matrix

SHIP TYPE	SIZE (DWT)		VESSEL TYPE INDEX FACTOR (AS COMPARED TO THE BSI VESSEL)			
			JAPAN		CHINA	
	FROM	TO	FROM	TO	FROM	TO
BSI-58	58,000		100.0%			
1	50,000	55,000	86.0%	95.0%	81.0%	87.0%
2	55,000	60,000	96.0%	106.0%	88.0%	97.0%
3	60,000	65,000	106.0%	118.0%	102.0%	113.0%

For Illustrative Purposes Only

Matrix depicts the estimated TCE Earnings Performance range for a generic Supramax/Ultramax vessel type as compared to the BSI-58 ship

The BSI-58 is based on the 58k DWT Japanese TESS-58 design Supramax and is gross of commissions

A Chinese 60-65k DWT Ultramax should earn a premium of 2-13% to the net BSI-58, depending on its specific design characteristics, due to cargo carrying capacity, speed, and fuel consumption differences

- The Matrix is meant to capture general ship types but there are likely some vessels which fall outside the stated figures. The index factors shown were calculated using a TCE of USD 10,000 per day and fuel cost of USD 400 per ton. The specific index factors can change somewhat with movements in both fuel prices and (spot) rate environment, but the relative relationships will remain similar to those shown.

EAGLE BULK

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Drybulk Orderbook ~9% of Fleet / Ultramax ~6.5% Drybulk Contracting (in DWT) vs BDI 120.0 ▪ As a % of the OTW fleet, total drybulk orderbook at 9.1% (approaching low points of 3,000 2017 and 2002) 100.0 2,500 80.0 2,000 60.0 1,500 40.0 1,000 20.0 500 - 0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD Drybulk ordering (m DWT) BDI (RHS) Ultramax Contracting (in DWT) vs BSI 38.0 ▪ As a % of the OTW fleet, Supramax/Ultramax orderbook stands at just 6.5% (lowest in the 24-year period 25,000 33.0 tracked by Clarksons). The last time the orderbook was below 7% was April 1999 28.0 20,000 23.0 15,000 18.0 13.0 10,000 8.0 5,000 3.0 (2.0) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 0 Ultramax Ordering (m DWT) BSI (RHS) ▪ Contracting figures are in million DWT ▪ BSI history is basis BSI-58 from 2015-present and BSI-52 for 2009-2014 28 ▪ Source: Clarksons SIN (February 2020)

IMO 2020 Glossary Term Abbreviation Meaning Non-scrubber-fitted ships may not have HSFO onboard from Mar 1, 2020- Carriage Ban - this will assist with enforcement of the IMO 2020 regulations Protected areas with stricter sulfur emission rules that require ships to use Emission Control Area ECA MGO or scrubbers Exhaust Gas Cleaning Technical term for a scrubber, equipment used to remove SO from ship’s EGCS X System exhaust gas International Maritime IMO Specialized UN agency regulating shipping Organization Sulfur Oxides SOX Emission stream targeted by IMO 2020 regulation Fuel Type Abbreviation Characteristics and use Fuel with sulfur content above 0.50% that can only be used on scrubber- High Sulfur Fuel Oil HSFO fitted ships as of Jan 1 Fuel with sulfur content less than or equal to 0.50% that must be used by Very Low Sulfur Fuel VLSFO non-scrubber-fitted ships and can be used by scrubber-fitted ships in Oil locations where scrubbers cannot be operated Fuel with sulfur content less than or equal to 0.10% that must be used in Marine Gas Oil MGO ECA zones by non-scrubber-fitted ships and can be used by scrubber-fitted ships in locations where scrubbers cannot be operated 29

Definitions Item Description Adjusted EBITDA is a non-GAAP financial measure that is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that Adjusted EBITDA of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. Our Adjusted EBITDA should not be considered an alternative to net income/(loss), operating income/(loss), cash flows provided by/(used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain/(loss) on sale of vessels, stock-based compensation and restructuring expenses that the Company believes are not indicative of the ongoing performance of its core operations. For purposes of the Net Debt/Adjusted EBITDA calculation included in this presentation, Adjusted EBITDA is annualized for the second quarter of 2017 through the fourth quarter of 2018. Starting with the first quarter of 2019, the Company uses trailing four quarters (TFQ) to calculate Net Debt/Adjusted EBITDA. The Company used the prior practice of annualizing the Adjusted EBITDA because it did not have positive Adjusted EBITDA until first quarter of 2017, which made it impossible to use TFQ during 2017. We believe using the TFQ for purposes of this calculation aligns us with market practice in our industry and provides more meaningful information to our investors. However, the change in calculation affects the comparability of this calculation between periods that annualize Adjusted EBITDA and periods that utilize TFQ Adjusted EBITDA. Time charter equivalent ("TCE") is a non-GAAP financial measure that is commonly used in the shipping industry primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for TCE vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in such amounts. The Company defines TCE as shipping revenues less voyage expenses and charter hire expenses, adjusted for the impact of one legacy time charter and realized gains on FFAs and bunker swaps, divided by the number of owned available days. TCE provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance. The Company's calculation of TCE may not be comparable to that reported by other companies. The Company calculates relative performance by comparing TCE against the Baltic Supramax Index ("BSI") adjusted for commissions and fleet makeup. The BSI was initiated in 2006 based on the Tess 52 design. The index for the Tess 58 design has been published commencing on April 3, 2017, and transition was completed as of December 2018, when the Baltic stopped publishing a dynamic Tess 52 daily rate. The Company has now switched to the Tess 58 index for valuation modeling as of January 1, 2019. The change in the BSI may affect comparability of our TCE against BSI in periods prior to Company switching to the Tess 58 index. Owned available days is the aggregate number of days in a period during which each vessel in our fleet has been owned by us less the aggregate number of days that our vessels are off-hire due to vessel familiarization upon acquisition, repairs, vessel upgrades or special surveys. The shipping industry uses available days to measure the number of days in a period during which vessels should be capable of generating revenues. 30

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